UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 30, 2007
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


           MISSOURI                    0-20632                   43-1175538
 (State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


                   135 North Meramec, Clayton, Missouri 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12  under  the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                First Banks, Inc.

                                Table of Contents

                                                                                    Page
                                                                                    ----

Item 5.02     Departure  of  Directors  or  Certain  Officers;   Election  of
              Directors;    Appointment  of  Certain  Officers;  Compensatory
              Arrangements of Certain Officers..................................     1          .

Item 9.01     Financial Statements and Exhibits.................................     1

Signature.......................................................................     2

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Item 5.02     Departure   of  Directors   or   Certain  Officers;   Election  of
              Directors;    Appointment   of   Certain  Officers;   Compensatory
              Arrangements of Certain Officers.

(b) and (c)   At the  regular  meeting of  the First Banks, Inc. (the "Company")
              Board  of  Directors   (the  "Board")  held  on  January 26, 2007,
              Mr. Allen H. Blake  announced  his  retirement  and  resigned  his positions  as  Director, President and  Chief Executive Officer of
              the Company,  effective  March 31, 2007.  Upon  acceptance  of Mr.
              Blake's resignation,  the  Board  elected Mr. Terrance M. McCarthy
              as  President  and   Chief  Executive  Officer  of  the   Company,
              effective April 1, 2007. Mr. McCarthy, 52, became  a  Director  of
              the   Company   in   April 2003. He  has  held  several  executive
              positions  with  the  Company  and  its  subsidiaries  since 1995.
              Most  recently,  Mr. McCarthy served  as  Senior  Executive   Vice
              President  and  Chief  Operating  Officer  of  the  Company  since
              August 2002.

              Attached as an exhibit hereto is a news release reporting Mr. Blake's retirement and Mr. McCarthy's election as President and Chief Executive Officer issued by the Company on January 30, 2007.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

              Exhibit Number        Description
              --------------        -----------

                    99 Press Release issued by First Banks, Inc. on January 30, 2007.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FIRST BANKS, INC.



Date:  January 30, 2007                           By: s/ Allen H. Blake
                                                     ---------------------------
                                                         Allen H. Blake
                                                         President and
                                                         Chief Executive Officer